PLAN TRANSFERS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Schedule of Allocation, Income and Change in Plan Equity [Line Items]
PLAN TRANSFERS	PLAN TRANSFERS
Effective May 1, 2025, the Company finalized the sale of its Pharma Solutions disposal group to Roquette. Approximately 480 participant accounts were transferred out of the Plan to the Roquette N&B Savings Plan in 2025. Total assets transferred out of the Plan as a result of this transaction approximated $44 million.
On April 3, 2025, the Nutrition & Biosciences Retirement Savings Plan (“N&B Plan”) transferred approximately $50 thousand to the Plan. In July 2025 there was a transfer of approximately $750 thousand to the Plan.
On January 6, 2025, the Jacksonville Union Employees Plan ("Jacksonville Plan") transferred approximately $197 thousand to the Plan. On March 19, 2025, the Jacksonville Union Employees Plan ("Jacksonville Plan") transferred approximately $31 thousand to the Plan. On May 15, 2025, the Jacksonville Union Employees Plan ("Jacksonville Plan") transferred approximately $25 thousand to the Plan.
For the year ended December 31, 2024, as a result of harmonization efforts, N&B Plan was partially transferred into the Plan, effective throughout 2025. Total assets partially transferred from the N&B Plan were approximately $13 million and were received by the Plan on January 2, 2024.
As a result of the Company’s acquisition of Health Wright Products, Inc. (“Health Wright”), during 2022 and harmonization efforts, a plan-to-plan transfer was made for the Health Wright Products, Inc. 401(k) Plan (“Health Wright Plan”). The Health Wright Plan was transferred into the Plan effective January 2, 2024. Total assets partially transferred from the Health Wright Plan were approximately $4 million and were received by the Plan on January 1, 2024.